Second Quarter 2023 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) August 1, 2023 The properties above are not representative of all transactions.

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which includes principal charge-offs, as the Company believes these non-recurring items are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes Distributable Earnings and Distributable Earnings prior to realized gains and losses help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Distributable Earnings prior to realized gains and losses do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, Distributable Earnings, and Distributable Earnings prior to realized gains and losses may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings, Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Distributable Earnings and Distributable Earnings prior to realized gains and losses are key factors considered by the board of directors in setting the dividend and as such the Company believes Distributable Earnings and Distributable Earnings prior to realized gains and losses are useful to investors. Accordingly, the Company believes providing these metrics on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current expected credit loss reserve, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or when we acquire title in the case of foreclosure or deed-in-lieu or assignment in lieu of foreclosure), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of June 30, 2023 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; and market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Second Quarter 2023 Highlights See Endnotes in the Appendix. $7.5 billion Loan Portfolio 3 $2.4 billion Equity Book Value $407 million Total Liquidity 1 9.2% Weighted Average All-In Yield 2 98% Senior Loans 3,14 98% Floating Rate Loans 3 68.5% Weighted Average Portfolio LTV 4 2.3x Net Debt / Equity Ratio 5

Financial GAAP net income of $4.3 million, or $0.02 per share; distributable earnings prior to realized gain and principal charge-off of $50.3 million, or $0.35 per share; and a distributable loss of $14.5 million, or $0.10 per share 6 Paid a cash dividend of $0.37 per share for the second quarter of 2023 Recorded a principal charge-off of $66.9 million ($0.47 per share) in conjunction with the assignment-in-lieu of foreclosure of a mixed-use property located in New York, NY Recognized a $2.2 million gain on extinguishment of debt from the retirement of $22.0 million of our secured term loan at a discount Previously held hospitality REO investment contributed $0.03 per share to distributable earnings for the quarter Investment Portfolio3,7 $7.5 billion loan portfolio of which 98% are floating-rate and 98% are senior loans14 Multi-family exposure of 41% In Q2, fundings made on pre-existing loan portfolio totaled $162 million Loans with a risk rating of 4 or higher increased to 18% as of June 30, 2023, from 16% at March 31, 20223 CECL reserve stands at 1.6% of UPB at June 30, 2023, comprised of (i) specific reserves of 27.9% on 5 rated loans and (ii) general reserve of 1.1% (3.6% on 4 rated loans and 0.6% on remaining loans) Liquidity and Capitalization At quarter end, June 30, 2023: Total liquidity of $407 million consisting of $254 million of cash and $153 million of approved and undrawn credit capacity1 Unencumbered loan assets totaled $404 million ($373 million in senior mortgages) Unencumbered REO asset with a carrying value of $144 million a Warehouse financing capacity totaled $5.2 billion across six counterparties; $4.0 billion outstanding at June 30, 2023 Net debt / equity ratio of 2.3x and total leverage ratio of 2.7x as of June 30, 2023, increased from 2.2x and 2.6x respectively at March 31, 20235,8 Subsequent to quarter end June 30, 2023, we extended the initial maturity of all financings under our largest warehouse facility to July 2026 Second Quarter 2023 Highlights (cont’d) See Endnotes in the Appendix. a. Total carrying value includes acquired lease intangibles.

As of June 30, 2023 As of July 31, 2023 Liquidity Overview a. Total carrying value includes acquired lease intangibles. Cash Approved and Undrawn Credit Capacity Total Available Liquidity Unencumbered loan assets totaled $404 million ($373 million in senior mortgages) Unencumbered REO asset with a carrying value of $144 million a 1

Book Value per Share Roll-Forward Totals may not foot due to rounding. $18.20 Adjusted BV per Share $17.64 Adjusted BV per Share

Financial Overview a. See page 6 for book value bridge. Key Financial Metrics 2Q-2023 YTD 2023 GAAP Net Income ($MM) Per Share $4.3 $0.02 $41.0 $0.28 Distributable Earnings prior to realized gain and principal charge-off ($MM)6 Per Share $50.3 $0.35 $90.5 $0.64 Distributable (Loss) Earnings ($MM)6 Per Share $(14.5) $(0.10) $25.7 $0.19 Dividends ($MM) Per Share $52.4 $0.37 $104.8 $0.74 Book Value ($MM) Per Share Adjusted Book Value per Sharea $2,400.4 $16.94 $17.64 Net Debt / Equity Ratio5 Total Leverage Ratio8 2.3x 2.7x GAAP net income of $4.3 million, or $0.02 per share; distributable earnings prior to realized gain and principal charge-off of $50.3 million, or $0.35 per share; and a distributable loss of $14.5 million, or $0.10 per share 6 Paid a cash dividend of $0.37 per share for the second quarter of 2023

Loan Portfolio Overview Key Portfolio Metrics7 June 30, 2023 March 31, 2023 Loan Portfolio3 $7.5Bn $7.6Bn Total Loan Commitments10 $9.1Bn $9.3Bn Number of Loans 75 76 LTV4 68.5% 68.9% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield2 9.2% 8.9% Floating Rate Loans3 98% 98% Senior Loans3,14 98% 98% a Mixed-use comprises 3% office, 1% retail, 1% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

Loan Portfolio Overview (cont'd)

$ amounts in millions

				Region Exposure by Carrying Value and as a % of Total Carrying Value						
Collateral Type	**Number of Loans**	**Carrying Value[3]**	**% of Total Carrying Value**	**West**	**Northeast**	**Southeast**	**Mid Atlantic**	**Southwest**	**Midwest**	**Other**
Multi-family	**25**	**3,043**	**41%**	$1,423 / 19%	$389 / 5%	$175 / 2%	$277 / 4%	$497 / 7%	$281 / 4%	-
Hospitality	**11**	**1,528**	**20%**	$600 / 8%	$525 / 7%	$281 / 4%	-	$122 / 2%	-	-
Office	**10**	**1,097**	**15%**	$264 / 4%	$272 / 4%	$348 / 5%	-	$88 / 1%	$125 / 2%	-
Land	**6**	**558**	**8%**	-	$377 / 5%	$30 / 0%	$150 / 2%	-	-	-
Mixed-use[a]	**5**	**455**	**6%**	-	$195 / 3%	$29 / 0%	$231 / 3%	-	-	-
For-Sale Condo	**4**	**394**	**5%**	$209 / 3%	$17 / 0%	$157 / 2%	$12 / 0%	-	-	-
Other[b]	**14**	**407**	**5%**	$61 / 1%	$145 / 2%	$65 / 1%	$68 / 1%	-	$64 / 1%	$4 / 0%
Total	**75**	**7,482**	**100%**	**$2,558 / 34%**	**$1,920 / 26%**	**$1,086 / 15%**	**$738 / 10%**	**$707 / 9%**	**$470 / 6%**	**$4 / 0%**

Totals may not foot due to rounding.

a. Mixed-use comprises 3% office, 1% retail, 1% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

b. Includes six loans secured by a portfolio of build-to-rent homes, representing $201 million in loan commitments and $67 million in unpaid principal balance.

CLAROS MORTGAGE TRUST, INC. SECOND QUARTER 2023 EARNINGS SUPPLEMENT

PAGE 9

Net Loan Fundings a. Prior to principal charge-off of $67 million. b. As of June 30, 2023, we have $759 million of expected or in-place financings to fund our remaining commitments, excluding $153 million of approved and undrawn credit capacity.1 Totals may not foot due to rounding. Total Commitments $9,315 Total Commitments $9,058 $(96) Net Change in UPB a b

Loan Maturity Schedule Excludes $262 million of loans in maturity default as of June 30, 2023.

Conservative and Diversified Funding Strategy Total financing capacity of $8.0 billion with approximately $2.0 billion of undrawn capacity, unchanged from March 31, 202312 Unencumbered loan assets totaled $404 million (92% senior mortgages) Unencumbered REO asset with a carrying value of $144 million a Summary of Outstanding Financing $ amounts in millions Capacity UPB at June 30, 2023 Weighted Average Coupon Repurchase agreements and term participation facility $5,856 $4,137 2.54% Warehouse Sidecar $365 $253 5.31% Asset Specific Financing $715 $487 3.39% Secured Term Loan $729 $729 4.50% Debt Related to REO $290 $290 2.78% Total as of 2Q-2023 $7,955 $5,896 2.99% a. Total carrying value includes acquired lease intangibles.

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.3x Net Debt / Equity Ratio5 $6.2 billion total warehouse and participation financing capacity across six counterparties with $4.4 billion outstanding12 Weighted average advance rate of 68% on asset-specific financings (75% advance rate on multi-family loans and 63% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $404 million ($373 million in senior mortgages) Equity $2,400 Secured Term Loan $729 Warehouse and Participation Facilities $4,390 Debt Related to REO $290 Other Asset-Specific Financings $487

Appendix A The properties above are not representative of all transactions.

Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 1	398.7	400.8	405.0	Dec-21	Multifamily	CA	Senior	N	3
Investment 2	389.2	390.0	390.0	Nov-19	Multifamily	NY	Senior	N	3
Investment 3	281.4	280.0	280.0	Jul-18	Hospitality	NY	Senior	N	3
Investment 4	224.3	225.0	225.0	Jul-21	Hospitality	GA	Senior	N	3
Investment 5	213.0	214.9	262.5	Feb-22	Multifamily	CA	Senior	Y	4
Investment 6	212.3	213.8	235.0	Aug-22	Hospitality	CA	Senior	N	3
Investment 7	211.9	213.6	227.0	Jun-22	Hospitality	CA	Senior	N	3
Investment 8	208.9	208.9	247.3	Oct-19	For Sale Condo	CA	Senior	N	3
Investment 9	192.5	192.6	192.6	Sep-18	Land	NY	Senior	N	3
Investment 10	181.2	181.4	205.3	Oct-19	Mixed-Use	DC	Senior	N	3
Investment 11	169.1	170.0	170.0	Jan-22	Multifamily	CO	Senior	N	3
Investment 12	169.0	169.9	258.4	Sep-19	Office	GA	Senior	N	4
Investment 13	167.8	168.9	193.4	Apr-22	Multifamily	MI	Senior	N	3
Investment 14	156.9	158.2	160.0	Sep-19	For Sale Condo	FL	Senior	Y	2
Investment 15	153.5	154.7	160.0	Sep-22	Multifamily	AZ	Senior	N	3
Investment 16	150.3	150.3	150.3	Jan-18	Land	VA	Senior	N	4
Investment 17	149.8	150.0	150.0	Feb-19	Office	CT	Senior	N	3
Investment 18	147.4	147.5	147.5	Dec-21	Multifamily	PA	Senior	N	3
Investment 19	101.2	138.7	155.0	Aug-19	Multifamily	CA	Senior	N	5
Investment 20	132.5	133.6	151.7	Apr-22	Multifamily	TX	Senior	N	3

CLAROS MORTGAGE TRUST, INC. SECOND QUARTER 2023 EARNINGS SUPPLEMENT PAGE 15

Portfolio Overview

CMTG | CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 21	129.5	130.0	130.0	Dec-21	Multifamily	VA	Senior	N	3
Investment 22	124.8	125.0	125.0	Dec-21	Office	IL	Subordinate	N	3
Investment 23	121.9	122.5	127.5	Sep-21	Hospitality	TX	Senior	N	3
Investment 24	122.4	122.5	122.5	Sep-19	Office	NY	Senior	N	3
Investment 25	119.3	119.5	120.0	Apr-19	Mixed-Use	NY	Senior	N	3
Investment 26	118.4	119.1	122.0	Mar-22	Multifamily	TX	Senior	N	3
Investment 27	117.0	118.2	127.3	Jun-22	Multifamily	TX	Senior	N	3
Investment 28	114.5	115.0	115.0	Aug-22	Multifamily	CO	Senior	N	3
Investment 29	113.5	113.5	113.5	Jul-21	Multifamily	IL	Senior	N	3
Investment 30	112.2	112.4	124.8	Feb-20	Office	CA	Senior	N	4
Investment 31	108.2	108.9	141.1	Apr-20	Office	TN	Senior	N	3
Investment 32	105.3	104.3	104.3	Jun-18	Hospitality	NY	Senior	Y	4
Investment 33	102.6	103.0	103.0	Dec-21	Multifamily	TN	Senior	N	3
Investment 34	100.7	101.1	101.1	Mar-23	Hospitality	CA	Senior	N	3
Investment 35	97.5	97.9	100.0	Aug-21	Office	CA	Senior	N	4
Investment 36	95.6	96.2	100.8	Jan-22	Multifamily	NV	Senior	N	3
Investment 37	87.8	87.8	87.8	Mar-20	Office	TX	Senior	N	3
Investment 38	88.0	87.7	87.7	Dec-18	Land	NY	Senior	N	3
Investment 39	84.6	85.3	148.3	Mar-21	Other	MA	Senior	N	3
Investment 40[a]	78.3	78.5	115.3	Aug-22	Hospitality	NY	Senior	Y	4

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Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 41	75.3	76.4	76.4	Jul-18	Hospitality	CA	Senior	N	4
Investment 42	75.2	75.5	76.0	Jul-22	Multifamily	UT	Senior	N	3
Investment 43	75.4	75.5	75.5	Apr-19	Mixed-Use	NY	Senior	N	3
Investment 44	72.9	73.4	77.1	Nov-21	Multifamily	FL	Senior	N	3
Investment 45	70.5	70.9	84.8	Aug-21	Office	GA	Senior	N	4
Investment 46	67.8	69.0	130.5	Jan-22	Other	PA	Senior	N	3
Investment 47	66.6	67.0	76.4	Dec-21	Multifamily	TX	Senior	N	4
Investment 48	67.0	67.0	67.0	Jul-19	Land	NY	Senior	N	4
Investment 49	64.4	64.8	79.6	Jun-21	Other	MI	Senior	N	3
Investment 50	60.3	61.6	140.0	Nov-22	Other	MA	Senior	Y	3
Investment 51	60.0	60.0	60.0	Aug-18	Hospitality	NY	Senior	N	3
Investment 52	57.0	57.5	73.7	Jan-22	Hospitality	TN	Senior	N	3
Investment 53	54.8	55.7	90.0	Feb-22	Office	WA	Senior	N	3
Investment 54	49.7	51.7	202.5	May-22	Mixed-Use	VA	Senior	Y	3
Investment 55	49.9	50.2	53.3	Mar-22	Multifamily	AZ	Senior	N	4
Investment 56	42.9	43.4	60.3	Nov-21	Multifamily	NV	Senior	N	3
Investment 57	37.9	38.3	48.5	Jun-22	Other	NV	Senior	Y	2
Investment 58	38.0	38.3	44.8	Feb-22	Multifamily	TX	Senior	N	4
Investment 59	29.2	30.5	141.8	Dec-21	Mixed-use	FL	Senior	Y	3
Investment 60	29.9	30.0	30.0	Apr-19	Land	MA	Senior	N	3

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Portfolio Overview

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 *($ amounts in millions)*

Investment	Carrying Value[3]	Unpaid Principal Balance	Loan Commitment[10]	Origination Date	Property Type	Location	Loan Type	Construction	Risk Rating
Investment 61	30.1	29.9	30.2	Jul-21	Land	FL	Subordinate	N	3
Investment 62	29.3	29.6	34.6	Jan-22	Other	FL	Senior	Y	3
Investment 63	24.4	24.5	28.5	Feb-22	Multifamily	TX	Senior	N	3
Investment 64	23.0	24.0	106.5	Oct-22	Other	NV	Senior	Y	3
Investment 65	16.9	16.7	16.7	Aug-19	For Sale Condo	NY	Senior	N	3
Investment 66	14.2	14.5	32.8	Jan-22	Other	GA	Senior	Y	3
Investment 67	11.0	12.7	176.3	Sep-22	Multifamily	UT	Senior	Y	3
Investment 68	11.7	11.9	11.9	Dec-21	For Sale Condo	VA	Senior	N	3
Investment 69	6.7	7.3	54.0	Feb-22	Other	GA	Senior	Y	3
Investment 70	5.7	5.9	23.4	Apr-22	Other	GA	Senior	Y	3
Investment 71	5.1	5.4	32.1	Feb-22	Other	FL	Senior	Y	3
Investment 72	4.2	4.5	24.2	Apr-22	Other	GA	Senior	Y	3
Investment 73	3.5	3.5	3.5	Jul-19	Other	Other	Senior	N	5
Investment 74	0.0	0.9	0.9	Aug-18	Other	NY	Subordinate	N	5
Investment 75	(1.1)	-	112.1	Dec-22	Multifamily	WA	Senior	Y	3
Total / Wtd. Average[9]	**$7,482.0**	**$7,559.5**	**$9,058.4**					**20%**	
Investment in unconsolidated joint venture [a]	$42.5								
Real Estate Owned – Hospitality, net	398.1								
Real Estate Owned – Mixed-Use, net [b]	144.4								
Portfolio Total	**$8,067.0**								

a. Comprised of loans backed by the same property.
b. Total carrying value includes acquired lease intangibles.

CLAROS MORTGAGE TRUST, INC. SECOND QUARTER 2023 EARNINGS SUPPLEMENT PAGE 18

($ amounts in thousands) June 30, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 253,055 $ 306,456 Restricted cash 32,035 41,703 Loan principal payments held by servicer 641 - Loans receivable held-for-investment 7,520,017 7,489,074 Less: current expected credit loss reserve (103,651) (128,647) Loans receivable held-for-investment, net 7,416,366 7,360,427 Equity method investment 42,547 41,880 Real estate owned, net 522,427 401,189 Other assets 133,533 89,858 Total assets $ 8,400,604 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 4,043,983 $ 3,966,859 Term participation facility 346,140 257,531 Loan participations sold, net 264,082 263,798 Notes payable, net 218,373 149,521 Secured term loan, net 713,975 736,853 Debt related to real estate owned, net 289,651 289,389 Other liabilities 61,908 59,223 Dividends payable 52,424 52,001 Management fee payable – affiliate 9,641 9,867 Total liabilities $ 6,000,178 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 138,385,904 and 140,055,714 shares issued and 138,385,904 and 138,376,144 shares outstanding at June 30, 2023 and December 31, 2022, respectively 1,400 1,400 Additional paid-in capital 2,720,168   2,712,316 Accumulated deficit (321,142) (257,245) Total equity 2,400,426 2,456,471 Total liabilities and equity $ 8,400,604 $ 8,241,513 Consolidated Balance Sheets June 30, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended June 30 and March 31, 2023, and June 30, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) June 30, 2023 March 31, 2022 March 31, 2023 March 31, 2022 June 30, 2022 March 31, 2022 Revenue Interest and related income $ 180,735 $ 164,166 $ 98,993 Less: interest and related expense 119,676 106,027 46,871 Net interest income 61,059 58,139 52,122 Revenue from real estate owned 19,866 10,963 17,118 Total net revenue 80,925 69,102 69,240 Expenses Management fees – affiliate 9,641 9,656 9,843 Incentive fees – affiliate - 1,558 - General and administrative expenses 4,492 4,923 4,748 Stock-based compensation expense 4,395 3,366 604 Real estate owned: Operating expenses 11,269 10,000 10,536 Interest expense 5,865 5,444 2,719 Depreciation 2,092 2,058 1,998 Total expenses 37,754 37,005 30,448 Realized gain on sale of loan - - 30,090 Proceeds from interest rate cap 1,495 1,183 - Unrealized (loss) gain on interest rate cap (259) (1,404) 2,837 (Loss) income from equity method investment (895) 1,563 - Gain on extinguishment of debt 2,217 - - (Provision for) reversal of current expected credit loss reserve (41,476) 3,239 (8,530) Net income 4,253 36,678 63,189 Net loss attributable to non-controlling interests - - (45) Net income attributable to common stock $ 4,253 $ 36,678 $ 63,234 Net income per share of common stock Basic and diluted $ 0.02 $ 0.26 $ 0.45 Weighted-average shares of common stock outstanding Basic and diluted 138,399,446 138,385,810 139,637,949

Reconciliation of GAAP Net Income to Distributable Earnings (Loss) For the Three Months Ended June 30, 2023 Refer to page 1 for definition of Distributable Earnings. ($ amounts in thousands) GAAP Net Income Attributable to Common Stock Adjustments Distributable Earnings (Loss) Interest and related income $180,735   $180,735 Interest and related expense (119,676)   (119,676) Revenue less expenses from real estate owned 2,732   2,732 Depreciation on real estate owned (2,092) 2,092 0 Management fees - affiliate (9,641)   (9,641) General and administrative expenses (4,492)   (4,492) Stock-based compensation expense (4,395) 4,395 0 Proceeds from interest rate cap 1,495   1,495 Unrealized loss on interest rate cap (259) 259 0 Loss from equity method investment (895)   (895) Gain on extinguishment of debt 2,217 (2,217) 0 Provision for current expected credit loss reserve (41,476) 41,476 0 Total $4,253 $46,005 $50,258 Per share, basic and diluted $0.02   $0.35 Principal charge-off - (66,935) (66,935) Gain on extinguishment of debt   2,217 2,217 Total $4,253 $(18,713) $(14,460) Per share, basic and diluted $0.02   $(0.10) Weighted average diluted shares – GAAP     138,399,446 Weighted average unvested RSUs     3,249,255 Weighted average diluted shares – Distributable Earnings     141,648,701

Endnotes Total Liquidity as of June 30, 2023, includes cash and approved and undrawn credit capacity. Approved and undrawn credit capacity represents undrawn capacity available under financing facilities. While these amounts were previously contractually approved, in certain cases, the lender’s consent is required for us to borrow these amounts. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of June 30, 2023. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Based on carrying value net of specific CECL reserves. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of market conditions and other factors on asset values or project costs. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 2 (MD&A) of our 10-Q. Refer to page 21 for a reconciliation of distributable earnings to GAAP Net Income attributable to common stock. Excludes our real estate owned (REO) investments, unless otherwise noted. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Based on total loan commitments. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans.